Exhibit 10.4

PROXY AGREEMENT

This Proxy Agreement (the “Agreement”) is entered into effective as of 18th May 2010 between the following parties in People’s Republic of China (the “PRC”).

Party A:

Mr. Shi Jianliang
Address: Qinxiang Village, Lijia Town, Wujin District, Changzhou City, Jiangsu Province PRC.

Mrs. Wang Xueqin
Address: Qinxiang Village, Lijia Town, Wujin District, Changzhou City, Jiangsu Province PRC.

Party B:

Best Green Energy (Changzhou) Co., Ltd, a wholly foreign-owned enterprise duly established and valid existing under the laws of the People’s Republic of China (“PRC”).
Address: Qinxiang Village, Lijia Town, Wujin District, Changzhou City, Jiangsu Province, PRC
Legal Representative:Mr. Shi Jianliang

Party C:

Jiangsu Best Electrical Appliances Co., Ltd
Address:Qinxiang Village, Lijia Town, Wujin District, Changzhou City, Jiangsu Province, PRC
Legal Representative: Mrs. Wang Xueqin

Changzhou City Wujin Best Electronic Cables Co., Ltd
Address:Qinxiang Village, Lijia Town, Wujin District, Changzhou City, Jiangsu Province, PRC
Legal Representative:Mr. Shi Jianliang

WHEREAS, Party A is the current legal shareholders of Party C and holds a 100% interest collectively in Party C;

WHEREAS, Party C and Party B, have entered into an Exclusive Technical and Consulting Service Agreement and other agreements. In order to perform the above agreements, Party A is willing to entrust the person designated by Party B (the “Proxy”) with its shareholder’s rights in Party C under PRC laws.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.

Party A hereby agrees to irrevocably entrust the Proxy with all of its shareholder’s rights in Party C, including, but not limited to, the right to attend shareholders’ meetings, the right to execute shareholders’ resolutions, the right to sell, assign, transfer or pledge all or any of Party A’s equity interests in Party C, and the right to vote such equity interests for all matters including, but not limited to, the appointment of legal representative, board members, executive directors, inspectors, chief managers and other senior management officers.

2.

Party B agrees to designate the Proxy who shall be entrusted by Party A, and such person shall represent Party A in all matters relating to the exercise of its shareholder’s rights pursuant to this Agreement.

3.

Party A and Party B hereby acknowledge that if Party B withdraws the appointment of the Proxy, Party A will withdraw the authorization of the Proxy and shall authorize another person(s) designated by Party B to exercise the rights of Party A relating to its equity interest in Party C.

4.	This Agreement has been duly executed by all of the Parties and/or their authorized representatives as of the date first set forth above and shall be effective simultaneously.

5.

This Agreement shall be executed and come into effect as of the date first set forth above. This Agreement shall expire on the date that is ten (10) years following the date hereof. In the case of expiration of Party C’s business term, this Agreement could be terminated by notice from Party A to Party B. This Agreement may be extended prior to termination upon written agreement by each Party.

6.	Any amendment and/or rescission of this Agreement shall be in writing and executed upon all of the Parties hereto.

[Remainder of Page Left Intentionally Blank – Signature Page Follows]

[Proxy Agreement –Signature Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Best Green Energy (Changzhou) Co., Ltd

                By: /s/ Shi Jianliang
                Legal Representative: Mr. Shi Jianliang

                /s/ Shi Jianliang
                Mr. Shi Jianliang

                /s/ Wang Xueqin
                Mrs. Wang Xueqin

Jiangsu Best Electrical Appliances Co., Ltd

                By: /s/ Wang Xueqin
                Legal Representative:Mrs. Wang Xueqin

Changzhou City Wujin Best Eletronic Cables Co., Ltd

                By: /s/ Shi Jianliang
                Legal Representative:Mr. Shi Jianliang